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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 26, 2002


                                  T-NETIX, INC.
             (Exact name of registrant as specified in its charter)

              DELAWARE
    (State or Other Jurisdiction of                      84-1037352
             Incorporation)                           (I.R.S. Employer
                                                     Identification No.)

     2155 CHENAULT DRIVE, SUITE 410
         CARROLLTON, TEXAS 75006                            75006
 (Address of principal executive offices)                 (Zip Code)

       Registrant's telephone number, including area code: (972) 241-1535

                                 Not Applicable
          (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS.

On November 26, 2002, T-NETIX, Inc. announced the appointment of Thomas Larkin to the position of Vice Chairman, Richard Cree to the position of Chief Executive Officer, Peter Meitzner to the position of President and Wayne Johnson to the position of Executive Vice President, Business and Corporate Development. The November 26, 2002 Press Release is attached hereto as an exhibit and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

99.02 Press Release dated November 26, 2002.
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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

T-NETIX, Inc.

         Date:    November 26, 2002                  By:  /s/ Thomas E. Larkin
                                                     -------------------------
                                                              Thomas E. Larkin
                                                              Vice Chairman

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                                  EXHIBIT INDEX


Exhibit             Description
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
99.02               Press Release dated November 26, 2002